Exhibit 21.1

Cottonwood Communities, Inc.Subsidiaries

Subsidiary	Jurisdiction of Formation
Cottonwood Communities O.P., LP	Delaware
CC West Palm Holding, LLC	Delaware
CC West Palm, LLC	Delaware
CC Dolce Twin Creeks Lender, LLC	Delaware
CC Lector85, LLC	Delaware
KRE JA One Upland Owner LLC	Delaware
Cottonwood Communities TRS, LLC	Delaware
CC 2980 Huron, LLC	Delaware
CC Astoria West, LLC	Delaware
Astoria West JV, LLC	Delaware
CC 801 Riverfront, LLC	Delaware
1600 Barberry Lane Owner, LLC	Delaware
1600 Barberry Lane, LLC	Delaware
3800 Main Investors, LLC	Delaware
3800 Main, LLC	Delaware
5001 Enclave Member, LLC	Delaware
5001 Enclave O, LLC	Delaware
Albion Insurance Company, Inc.	Utah
Block C SPE, LLC	Delaware
Brook Highland Place DST, LLC	Delaware
Capital Utility Resources, LLC	Delaware
CC Advisors I, LLC	Delaware
CC Advisors II, LLC	Delaware
CC Advisors III, LLC	Delaware

Subsidiary	Jurisdiction of Formation
CCA Promissory Note Distribution LLC	Delaware
CCPM II - Cason Estates, LLC	Delaware
CCPM II - Clearview, LLC	Delaware
CCPM II - Courtney Manor, LLC	Delaware
CCPM II - Courtney Oaks, LLC	Delaware
CCPM II - Enclave on Golden Triangle, LLC	Delaware
CCPM II - Retreat at Peachtree City, LLC	Delaware
CCPMII - Summer Park, LLC	Delaware
CCPM II - Toscana, LLC	Delaware
CCPM-Cottonwood, LLC	Utah
Certis Construction, LLC	Delaware
Cottonwood Arsenal H, LLC	Delaware
Clearview TRS, LLC	Delaware
Cottonwood at Forum H, LLC	Delaware
Cottonwood at Trolley Square, LLC	Utah
Cottonwood Block C QOF, LLC	Delaware
Cottonwood Capital Holdings, LLC	Delaware
Cottonwood Capital, LLC	Delaware
Cottonwood Capital Management, Inc.	Delaware
Cottonwood Capital Property Management II, LLC	Delaware
Cottonwood Capital Property Management, LLC	Delaware
Cottonwood Commercial, LLC	Delaware
Cottonwood Communities Advisors, LLC	Delaware
Cottonwood Courtney Manor H, LLC	Delaware
Cottonwood Courtney Oaks H, LLC	Delaware
Cottonwood Fox Point H, LLC	Delaware
Cottonwood Highland Park H, LLC	Delaware
Cottonwood Legacy Heights H, LLC	Delaware
Cottonwood Melrose II, LLC	Delaware
Cottonwood Melrose, LLC	Delaware

Subsidiary	Jurisdiction of Formation
Cottonwood Multifamily REIT I, Inc.	Maryland
Cottonwood Multifamily REIT II, Inc.	Maryland
Cottonwood Raveneaux Apartments, LLC	Delaware
Cottonwood Raveneaux R, LLC	Delaware
Cottonwood Regatta H, LLC	Delaware
Cottonwood Residential O.P., LP	Delaware
Cottonwood Residential Real Estate Services, LLC	Utah
Cottonwood Runaway Bay H, LLC	Delaware
Cottonwood Scott Mountain H, LLC	Delaware
Cottonwood Stonebriar H, LLC	Delaware
Cottonwood Sugar House, LLC	Delaware
Cottonwood Sugarmont, LLC	Delaware
Cottonwood Summer Park Cash, LLC	Delaware
Cottonwood Timber Ridge, LLC	Delaware
Cottonwood Toscana H, LLC	Delaware
Cottonwood TriPost, LLC	Delaware
CROP PM - St. Pete, LLC	Delaware
CROP Property Management, LLC	Delaware
Cottonwood Alpha Mills H, LLC	Delaware
CW Block C, LLC	Delaware
CW Cason, LLC	Delaware
CW Cottonwood Apartments, LLC	Delaware
CW Heights at Meridian H, LLC	Delaware
CW Reserve Apartments II, LP	Delaware
CW Reserve Apartments, LP	Delaware
CW Reserve GP, LLC	Delaware
CW St. Pete 1031, LLC	Delaware
CW St. Pete, LLC	Delaware

Subsidiary	Jurisdiction of Formation
CW Stonebriar, LLC	Delaware
CW Sugar House, LLC	Delaware
CW Timber Ridge Investor, LLC	Delaware
CW Westside H, LLC	Delaware
CW Westborough 1031, LLC	Delaware
CW Westborough H, LLC	Delaware
CWC Cottonwood H, LLC	Delaware
CWR-Pavilions, LLC	Delaware
Ditaro, LLC	Delaware
Green Tree Risk Management, LLC	Delaware
Melrose II TIC, LLC	Delaware
Melrose II TIC S, LLC	Delaware
Melrose Apartments, LLC	Delaware
Pavilions, LLC	Delaware
Regatta TRS, LLC	Delaware
Resident Indemnity Management, LLC	Delaware
Retreat at Peachtree City Apartments CW, LLC	Delaware
Retreat at Peachtree City Apartments, LLC	Delaware
Scott Mountain Apartments, LLC	Delaware
Sequoia Stonebriar Owner, LLC	Delaware
Sugar House Commons, LLC	Delaware
Sugarmont, LLC	Delaware
Summer Park H, LLC	Delaware
Summer Park Whitman LLC	Delaware